Borrowings	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Borrowings [Abstract]
Borrowings

Note 4: Borrowings

Senior Secured Revolving Credit Facility

An affiliate of Lehman Brothers Holdings Inc. provided a commitment in the amount of $230.6 million of the Company's revolving credit facility. After filing for bankruptcy in September 2008, the affiliate did not participate in requests for funding under the Credit Agreement. In June 2011, the commitment was terminated. In addition, as discussed below, the aggregate revolving credit commitments were reduced by $254.1 million in April 2011.

As of September 30, 2011, FDC's senior secured revolving credit facility had commitments from financial institutions to provide $1,515.3 million of credit. Up to $500 million of the senior secured revolving credit facility is available for letters of credit, of which $44.9 million and $51.9 million were issued as of September 30, 2011 and December 31, 2010, respectively. FDC had $33.0 million outstanding against this facility as of September 30, 2011 and no amounts outstanding as of December 31, 2010. At September 30, 2011, $1,437.4 million remained available under this facility after considering the amount outstanding and the letters of credit issued under the facility. The maximum amount outstanding against this facility during both the three and nine months ended September 30, 2011 was approximately $130 million.

Other Short-Term Borrowings

As of September 30, 2011 and December 31, 2010, FDC had approximately $393 million and $428 million available, respectively, under short-term lines of credit and other arrangements with foreign banks and alliance partners primarily to fund settlement activity. These arrangements are primarily associated with international operations and are in various functional currencies, the most significant of which are the Australian dollar, the Polish zloty and the euro. The total amounts outstanding against short-term lines of credit and other arrangements were $126.2 million and $180.3 million as of September 30, 2011 and December 31, 2010, respectively. Certain of these arrangements are uncommitted but FDC had $123.9 million and $150.6 million of borrowings outstanding against them as of September 30, 2011 and December 31, 2010, respectively.

Senior Secured Term Loan Facility

The original terms of FDC's senior secured term loan facility required the Company to pay equal quarterly installments in aggregate annual amounts equal to 1% of the original principal amount. However, in conjunction with a debt modification in August 2010 as well as with the modification and amendment discussed below, proceeds from the issuance of new notes were used to prepay portions of the principal balances of FDC's senior secured term loans which satisfied the future quarterly principal payments until March 2018. Therefore, the Company made no principal payments during the three and nine months ended September 30, 2011. During the three and nine months ended September 30, 2010, the Company paid $32.1 million and $96.2 million, respectively, of principal payments on the senior secured term loan facility in accordance with the original provisions, of which $29.8 million and $89.3 million, respectively, related to the U.S. dollar denominated loan and $2.3 million and $6.9 million, respectively, related to the euro denominated loan.

10.55% Senior Payment In-Kind ("PIK") Notes

The terms of FDC's 10.55% senior PIK notes due 2015 require that interest on the notes for the period up to and including September 30, 2011 be paid entirely by increasing the principal amount of the outstanding notes or by issuing senior PIK notes. During the three and nine months ended September 30, 2011 and 2010, FDC increased the principal amount of these notes by $37.5 million and $73.1 million, respectively, and $185.9 million and $362.5 million, respectively, in accordance with this provision.

Modifications and Amendment to the Senior Secured Credit Facilities

On March 24, 2011, FDC executed a 2011 Extension Amendment (the "Amendment Agreement") relating to its credit agreement, dated as of September 24, 2007, as amended and restated as of September 28, 2007, as further amended as of August 10, 2010, among FDC, the several lenders from time to time parties thereto and Credit Suisse AG, as administrative agent (the "Credit Agreement"). The Credit Agreement, as amended pursuant to the Amendment Agreement, is referred to below as the "Amended Credit Agreement."

The Amendment Agreement, which became effective on April 13, 2011, among other things:

(i) resulted in the extension of the maturity date of $1.0 billion, after giving effect to the reduction discussed below, of FDC's revolving credit commitments (the "Revolver Extension") under the Amended Credit Agreement to the earliest of: (x) June 24, 2015, if on such date the aggregate outstanding principal amount of FDC's 9.875% senior notes due 2015 and 10.55% senior PIK notes due 2015 exceeds $750.0 million, (y) December 31, 2015, if on such date the aggregate outstanding principal amount of FDC's 11.25% senior subordinated notes due 2016 exceeds $750.0 million and (z) September 24, 2016;

(ii) resulted in the extension of the maturity date of approximately $5.0 billion of term loans (consisting of approximately $4.5 billion of dollar denominated term loans and an amount of euro denominated term loans the dollar equivalent of which was approximately $0.5 billion (the "Term Loan Extension")) under the Amended Credit Agreement to March 24, 2018;

(iii) provided for an increase in the interest rate applicable to the revolving credit loans subject to the Revolver Extension and the term loans subject to the Term Loan Extension to a rate equal to, at FDC's option, either (x) LIBOR for deposits in the applicable currency plus 400 basis points or (y) with regard to dollar denominated borrowings, a base rate plus 300 basis points;

(iv) provided for an increase in the commitment fee payable on the undrawn portion of the revolving credit commitments subject to the Revolver Extension to 75 basis points; and

(v) provided FDC with the ability to reduce the revolving credit commitments subject to the Revolver Extension while maintaining the revolving credit commitments not subject to the Revolver Extension in their original amount.

Accordingly, when the Amended Credit Agreement became effective, the Company immediately effected a permanent reduction of the revolving credit commitments that were subject to the Revolver Extension in an amount equal to $254.1 million.

Debt Offering. On April 13, 2011, FDC issued and sold $750 million aggregate principal amount of 7.375% senior secured notes due June 15, 2019. Interest on the notes is payable semi-annually on June 15 and December 15 of each year, commencing on December 15, 2011. In accordance with the terms of FDC's Amended Credit Agreement, FDC used the net proceeds from the offering to repay approximately $735 million of its outstanding senior secured term loans, including $0.3 billion of the $5.0 billion that was extended until 2018 under the Amendment Agreement discussed above.

FDC may redeem these notes, in whole or in part, at any time on or after June 15, 2015 at a price equal to 100% of the principal amount of the notes redeemed plus accrued and unpaid interest to the redemption date and a make-whole premium. Thereafter, FDC may redeem the notes, in whole or in part, at established redemption prices. In addition, on or prior to June 15, 2014, FDC may redeem up to 35% of the aggregate principal amount of notes with the net cash proceeds from certain equity offerings at established redemption prices.

The notes rank equally and ratably with all of FDC's existing and future senior indebtedness and are senior to any of FDC's subordinated indebtedness. The notes are guaranteed on a senior secured basis by each domestic subsidiary that guarantees FDC's senior secured credit facilities.

The notes and guarantees also are secured by first-priority liens, subject to permitted liens, on FDC's and its subsidiary guarantors' assets, subject to certain exceptions, that will from time to time secure FDC's senior secured credit facilities and other first-lien indebtedness on a first-priority basis. The notes share equally in the collateral securing FDC's senior secured credit facilities.

Related Financing Costs. In connection with the debt modification and amendments and the debt offering discussed above, the Company incurred costs of $38.8 million, a significant portion of which was recorded as discounts on the debt and will be amortized to interest expense over the remaining terms of the loans.

2010 Debt Financing Costs

During the nine months ended September 30, 2011, FDC paid $18.6 million in fees that were recorded in 2010 related to the December 2010 debt exchange. During the nine months ended September 30, 2010, FDC paid a net amount of $24.1 million in fees related to the August 2010 debt modification. Refer to Note 8 to the Company's Consolidated Financial Statements in Item 8 of the Company's Annual Report on Form 10-K for the year ended December 31, 2010 for additional information related to the debt exchange and modification mentioned above.

Note 8: Borrowings

Borrowings consisted of the following as of December 31, 2010 and 2009 (in millions):

As of December 31,	2010	2009
Short-term borrowings	$180.3	$109.2

Current portion of long-term borrowings(a):
4.50% Notes due 2010	—	12.8
5.625% Notes due 2011	31.4	—
Senior secured term loan facility due 2014	—	129.2
Capital lease obligations	58.8	53.7

Total current portion of long-term borrowings	90.2	195.7

Long-term borrowings(a):
5.625% Notes due 2011	—	30.0
4.70% Notes due 2013	13.3	12.7
4.85% Notes due 2014	3.2	3.0
Senior secured term loan facility due 2014	11,951.0	12,498.5
4.95% Notes due 2015	7.9	7.5
9.875% Senior notes due 2015	783.5	3,750.0
10.55% Senior PIK notes due 2015(b)	675.3	3,347.9
11.25% Senior subordinated notes due 2016	2,500.0	2,500.0
8.875% Senior notes due 2020	492.8	—
8.25% Senior second lien notes due 2021	1,981.8	—
12.625% Senior notes due 2021	2,973.1	—
8.75%/10.00% PIK toggle senior second lien notes due 2022 (b)	991.0	—
Capital lease obligations	65.9	155.3

Total long-term borrowings	22,438.8	22,304.9

Total borrowings	$22,709.3	$22,609.8

(a)	Amounts are shown net of unamortized discount as applicable
(b)	Payment In-Kind ("PIK")

Senior Secured Revolving Credit Facility

FDC's senior secured revolving credit facility currently has commitments from nondefaulting financial institutions to provide $1,769.4 million of credit. Up to $500 million of the senior secured revolving credit facility is available for letters of credit (of which $51.9 million and $39.6 million of letters of credit were issued under the facility as of December 31, 2010 and 2009, respectively). FDC had no amounts outstanding against this facility as of December 31, 2010 and 2009. As of December 31, 2010, $1,717.5 million remained available under the revolving credit facility after considering the letters of credit issued under it.

Interest is payable at a rate equal to, at FDC's option, either (a) LIBOR for deposits in the applicable currency plus an applicable margin or (b) the higher of (1) the prime rate of Credit Suisse and (2) the federal funds effective rate plus 0.50%, plus an applicable margin. The weighted-average interest rates were 4.5% and 4.8% for the years ended December 31, 2010 and 2009, respectively. The commitment fee rate for the unused portion of this facility is 0.50% per year. The revolving credit facility expires on September 24, 2013.

Other Short-Term Borrowings

FDC had approximately $428 million and $565 million available under short-term lines of credit and other arrangements with foreign banks and alliance partners primarily to fund settlement activity, as of December 31, 2010 and 2009, respectively. These arrangements are primarily associated with international operations and are in various functional currencies, the most significant of which are the euro, Australian dollar and Polish zloty. Certain of these arrangements are uncommitted (approximately $151 million and $186 million, respectively) but FDC had $150.6 million and $100.1 million of borrowings outstanding against them as of December 31, 2010 and 2009, respectively. The weighted average interest rates associated with these arrangements were 4.0% and 3.3% for the years ended December 31, 2010 and 2009, respectively. Commitment fees for the committed lines of credit range from 0.12% to 2.0%.

Modifications to the Senior Secured Credit Facilities

On August 10, 2010, FDC amended its senior secured credit facilities to, among other things:

(i) allow for FDC to incur additional secured indebtedness or additional unsecured indebtedness so long as (a) 100% of the net cash proceeds is used to repay FDC's term loans or is offered on a pro rata basis to FDC's term loan lenders of a particular class or classes in exchange for a like amount of term loans of such class or classes (and the term loans so exchanged are cancelled) or (b) if such indebtedness is secured by a lien junior to the liens securing the obligations under FDC's senior secured credit facilities, the aggregate principal amount shall not exceed $3.5 billion at any time and the net cash proceeds of such indebtedness shall be used to redeem or repay FDC's senior or senior subordinated notes or (c) the amount available to be borrowed under the uncommitted incremental facilities is reduced by an amount equal to the aggregate principal amount of such indebtedness;

(ii) exclude from the calculation of consolidated senior secured debt (and hence from the maintenance covenant) certain indebtedness secured by a lien ranking junior to the liens securing FDC's obligations under its senior secured credit facilities; and

(iii) subject to the requirement to make such offers on a pro rata basis to all lenders within a particular class of loans, allow FDC to agree with individual lenders to extend the maturity of their term loans or revolving commitments, and for FDC to pay increased interest rates or otherwise modify the terms of their loans or revolving commitments in connection with such an extension.

The amendment became effective, including the changes to the credit agreement described above, on August 20, 2010 following FDC's issuance of $510.0 million in new notes and using the net cash proceeds therefrom to prepay a like amount of FDC's secured term loans. Refer to the "8.875% Senior secured notes" section below. The Company recorded $26.8 million in fees in conjunction with the debt modification. The fees were recorded as a discount on the senior secured term loans and will be amortized to interest expense over the remaining life of the loans.

Senior Secured Term Loan Facility

The terms of FDC's senior secured term loan facility require FDC to pay equal quarterly installments in aggregate annual amounts equal to 1% of the original principal amount. In accordance with this provision, FDC made the following principal payments (in millions):

For the years ended December 31,	2010	2009	2008
U.S. dollar denominated loan	$89.2	$119.0	$117.7
Euro denominated loan	7.0	10.0	10.7

Total principal payments	$96.2	$129.0	$128.4

In August 2010, in conjunction with the debt modification noted above, $489.7 million of FDC's proceeds from the issuance of the senior notes described below were used to prepay a portion of the principal balances and satisfy the above described future quarterly principal payments of FDC's senior secured term loans. As a result of the prepayment, FDC has satisfied the quarterly principal payments related to these loans until September 2014.

As of December 31, 2010, FDC had interest rate swaps which hedge the variability in the interest payments on $5.0 billion of the approximate $12.0 billion variable rate senior secured term loan. FDC also had two basis rate swaps, which expired during the third quarter of 2010, that modified the variable rates on $3.0 billion of the $3.5 billion interest rate swaps and that lowered the fixed interest rates on those interest rate swaps. The basis swaps paid interest at rates equal to three-month-LIBOR and received interest at rates equal to one-month-LIBOR plus a fixed spread. The net fixed rates on all of the interest rate swaps associated with the senior secured term loan facility range from 4.098% to 5.248%.

The senior secured term loan facility also requires mandatory prepayments based on a percentage of excess cash flow generated by FDC. All obligations under the senior secured loan facility are fully and unconditionally guaranteed by substantially all domestic, wholly-owned subsidiaries of FDC, subject to certain exceptions.

Debt Exchange

On December 17, 2010, FDC completed its private exchange offers ("Debt Exchange"), in which FDC offered to exchange its 9.875% Senior notes due 2015 and its 10.550% Senior PIK notes due 2015, subject to the maximum exchange amount of $6.0 billion, for the new securities, payable (i) 50% in new 8.25% Senior second lien notes due 2021 ("8.25% cash-pay notes") or, in new 8.75%/10.00% PIK Toggle senior second lien notes due 2022 ("PIK toggle notes" and together with the 8.25% cash-pay notes, the "second lien notes"), and (ii) 50% in new 12.625% Senior Unsecured Notes due 2021. The maximum aggregate principal amount of PIK toggle notes issuable in the exchange offers was $1.0 billion. The following table presents the results of the debt exchange.

Debt Exchange	Amounts (in millions)
Notes exchanged
9.875% Senior notes due 2015	$2,966.5
10.55% Senior PIK notes due 2015	3,035.1

Total amount exchanged(a)	$6,001.6

Notes issued
8.25% Senior second lien notes due 2021	$1,999.7
8.75%/10.00% PIK toggle senior second lien notes due 2022	1,000.0
12.625% Senior notes due 2021	3,000.0

Total amount issued(a)	$5,999.7

(a)	The difference between the total amount exchanged and the total amount issued relates primarily to a discount of the notes issued for exchanges subsequent to the early tender date.

FDC recorded $53.8 million in fees in conjunction with the debt exchange. The fees were recorded as a discount on the new notes and will be amortized to interest expense over the remaining term of the loans.

9.875% Senior Notes and 10.55% Senior PIK (Payment In-Kind) Notes

FDC's 9.875% senior notes due September 24, 2015 are publicly tradable and require the payment of interest semi-annually on March 31 and September 30.

FDC's senior PIK notes due September 24, 2015 are publicly tradable and require the payment of interest semi-annually on March 31 and September 30. The terms require that interest on these notes up to and including September 30, 2011 be paid entirely by increasing the principal amount of the outstanding notes or by issuing senior PIK notes. Beginning October 1, 2011, interest will be payable in cash and the first such payment will be in March 2012. During 2010, prior to the exchange described above, and during 2009 and 2008, FDC increased the principal amount of these notes by $362.5 million, $333.0 million and $197.4 million, respectively, in accordance with this provision.

The 9.875% senior notes and 10.55% senior PIK notes are unsecured and (i) rank senior in right of payment to all of FDC's existing and future subordinated indebtedness, (ii) rank equally in right of payment to all of the existing and future senior indebtedness, (iii) are effectively subordinated in right of payment to all existing and future secured debt to the extent of the value of the assets securing such debt, and (iv) are structurally subordinated to all obligations of each subsidiary that is not a guarantor of the senior notes.

On December 17, 2010, FDC's 9.875% senior notes and 10.55% senior PIK notes were partially exchanged for new securities as discussed in the "Debt exchange" section above.

11.25% Senior Subordinated Notes

FDC's publicly tradable 11.25% senior subordinated notes due March 31, 2016 require the payment of interest semi-annually on March 31 and September 30.

The senior subordinated notes are unsecured and (i) rank equally in right of payment with all of the existing and future senior subordinated debt, (ii) rank senior in right of payment to all future debt and other obligations that are, by their terms, expressly subordinated in right of payment to the senior subordinated notes, (iii) are effectively subordinated in right of payment to all existing and future secured debt to the extent of the value of the assets securing such debt, and (iv) are structurally subordinated to all obligations of each subsidiary that is not a guarantor of the senior subordinated notes.

8.875% Senior Secured Notes

On August 20, 2010, FDC issued $510.0 million of 8.875% senior secured notes due August 15, 2020. Interest on the notes is payable on February 15 and August 15 of each year, commencing on February 15, 2011. The proceeds from this issuance, net of discount and underwriting fees of $17.8 million, were $492.2 million, of which $489.7 million was used to prepay a portion of the senior secured term loans in accordance with the terms of FDC's senior secured credit facilities as described above with the remainder used to pay costs associated with the issuance.

FDC may redeem the notes, in whole or in part, at any time prior to August 15, 2015 at a price equal to 100% of the principal amount of the notes redeemed plus accrued and unpaid interest to the redemption date and an additional premium as defined. Thereafter, FDC may redeem the notes, in whole or in part, at established redemption prices, plus accrued and unpaid interest to the redemption date. In addition, on or prior to August 15, 2013, FDC may redeem up to 35% of the notes with the net cash proceeds from certain equity offerings at established redemption prices plus accrued and unpaid interest to the redemption date.

The notes are equally and ratably secured on a first-priority basis with all existing and future obligations of FDC under any existing and future first lien obligations by all of the assets of FDC and its subsidiary guarantors that secure the senior secured credit facility, subject to permitted liens. The notes rank equal in right of payment with all existing and future senior indebtedness of FDC but are effectively senior to all of FDC and guarantor subsidiaries unsecured indebtedness to the extent of the value of the collateral and are senior in right of payment to any subordinated indebtedness of FDC. The notes are effectively subordinated to any obligations secured by liens permitted under the indenture for the notes and structurally subordinated to any existing and future indebtedness and liabilities of non-guarantor subsidiaries, including all foreign subsidiaries.

Second Lien Notes

Interest on the 8.25% cash-pay notes will be payable in cash, will accrue at the rate of 8.25% per annum and is payable semi-annually in arrears on January 15 and July 15, commencing on July 15, 2011. The 8.25% cash-pay notes mature on January 15, 2021.

Cash interest on the PIK toggle notes will accrue at a rate of 8.75% per annum and PIK interest will accrue at a rate of 10.00% per annum. The initial interest payment on the PIK toggle notes will be payable in cash. For any interest period thereafter through and including the interest period ending January 15, 2014, FDC may elect to pay interest on the PIK toggle notes (i) entirely in cash, (ii) entirely by increasing the aggregate principal amount of the outstanding PIK toggle notes or by issuing PIK notes ("PIK Interest"), or (iii) on 50% of the outstanding aggregate principal amount of the PIK toggle notes in cash and on 50% of the outstanding aggregate principal amount of the outstanding PIK toggle notes by increasing the aggregate principal amount of the outstanding PIK toggle notes or by issuing PIK notes ("Partial PIK Interest"). After January 15, 2014, all interest on the PIK toggle notes will be payable in cash. If FDC elects to pay PIK Interest or Partial PIK Interest, FDC will increase the principal amount of the PIK toggle notes or issue PIK toggle notes in an amount equal to the amount of PIK Interest or the portion of Partial PIK Interest payable in PIK toggle notes for the applicable interest payment period to holders of the PIK toggle notes on the relevant record date. The PIK toggle notes mature on January 15, 2022.

The second lien notes (i) rank senior in right of payment to any existing and future subordinated indebtedness, (ii) rank equally in right of payment with all of FDC's existing and future senior indebtedness, (iii) are effectively senior in right of payment to indebtedness under FDC's existing senior unsecured notes to the extent of the collateral securing the second lien notes, (iv) are effectively junior in right of payment with indebtedness under FDC's senior secured credit facilities and other first lien obligations to the extent of the collateral securing such indebtedness and obligations, and (v) are effectively subordinated to all existing and future indebtedness and other liabilities of FDC's non-guarantor subsidiaries (other than indebtedness and liabilities owed to FDC or one of FDC's guarantor subsidiaries).

FDC may redeem the second lien notes, in whole or in part, at any time prior to January 15, 2016, at a price equal to 100% of the principal amount of the notes plus accrued and unpaid interest to the redemption date and a "make-whole premium." Thereafter, FDC may redeem the second lien notes, in whole or in part, at established redemption prices. In addition, on or prior to January 15, 2014, FDC may redeem up to 35% of the aggregate principal amount of the notes with the net cash proceeds from certain equity offerings at established redemption prices.

12.625% Senior Notes

Interest on the 12.625% senior notes will be payable in cash, will accrue at the rate of 12.625% per annum, and is payable semi-annually in arrears on January 15 and July 15, commencing on July 15, 2011. The 12.625% senior notes mature on January 15, 2021.

FDC has agreed to use its reasonably best efforts to register notes substantially identical to the 12.625% senior notes with the SEC as part of an offer to exchange the registered notes for the 12.625% senior notes within 360 days after the issue date. If FDC fails to complete the exchange or, if required, to have one or more shelf registration statements declared effective within that time period ("registration default"), the annual interest rate on the 12.625% senior notes will increase by 0.25%. The annual interest rate on the 12.625% senior notes will increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 0.50% per year. FDC may subsequently cure the registration default and the applicable interest rate on the unsecured notes will revert to the original rate.

The 12.625% senior notes are similar in rank to FDC's other senior notes described below. FDC may redeem the senior notes, in whole or in part, at any time prior to January 15, 2016, at a price equal to 100% of the principal amount of the notes plus accrued and unpaid interest to the redemption date and a "make-whole premium." Thereafter, FDC may redeem the senior notes, in whole or in part, at established redemption prices. In addition, on or prior to January 15, 2014, FDC may redeem up to 35% of the aggregate principal amount of the notes with the net cash proceeds from certain equity offerings at established redemption prices.

Deferred Financing Costs

Deferred financing costs were capitalized in conjunction with certain of FDC's debt issuances and totaled $331.3 million and $411.2 million, as of December 31, 2010 and 2009, respectively. Deferred financing costs are reported in the "Other long-term assets" line of the Consolidated Balance Sheets and are being amortized on a straight-line basis, which approximates the interest method, over the remaining term of the respective debt, with a weighted-average period of 5 years.

Guarantees and Covenants

All obligations under the senior secured revolving credit facility and senior secured term loan facility are unconditionally guaranteed by substantially all existing and future, direct and indirect, wholly-owned, material domestic subsidiaries of FDC other than Integrated Payment Systems Inc. The senior secured facilities contain a number of covenants that, among other things, restrict FDC's ability to incur additional indebtedness; create liens; enter into sale and leaseback transactions; engage in mergers or consolidations; sell or transfer assets; pay dividends and distributions or repurchase FDC's or its parent company's capital stock; make investments, loans or advances; prepay certain indebtedness; make certain acquisitions; engage in certain transactions with affiliates; amend material agreements governing certain indebtedness and change its lines of business. The senior secured facilities also require FDC to not exceed a maximum senior secured leverage ratio and contain certain customary affirmative covenants and events of default, including a change of control. FDC is in compliance with all applicable covenants.

All obligations under the senior secured notes, senior second lien notes, PIK toggle senior second lien notes, senior notes, senior PIK notes and senior subordinated notes are similarly guaranteed in accordance with their terms by each of FDC's domestic subsidiaries that guarantee obligations under FDC's senior secured term loan facility described above. These notes and facilities also contain a number of covenants similar to those described for the senior secured obligations noted above. FDC is in compliance with all applicable covenants.

Other

In June 2010, FDC paid off its 4.50% notes due 2010 for $13.1 million.

In 2009, FDC paid off its 3.90% Note due in 2009 for $10.7 million.

In December 2008, FDC repurchased debt as follows:

(in millions)	Principal Amount Repurchased
3.90% Notes due 2009	$4.6
4.50% Notes due 2010	8.3
5.625% Notes due 2011	9.1
4.70% Notes due 2013	3.9
4.85% Notes due 2014	2.9
4.95% Notes due 2015	1.2

$30.0

In 2008, FDC recognized a $7.0 million gain in connection with the debt repurchase. Also during 2008, FDC paid off its medium-term note due in 2008 for $13.6 million and its 3.375% Note for $68.1 million also due in 2008.

The gains and losses resulting from the debt repurchases were included in the "Other income (expense)" line of the Consolidated Statements of Operations.

Maturities

The following table presents the future aggregate annual maturities of long-term debt (in millions):

Year ended December 31,	Amount
2012	$30.2
2013	28.1
2014	11,964.1
2015	1,476.3
Thereafter	8,940.1